Exhibit 10.2
ALLBIRDS, INC.
2015 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: May 27, 2015
APPROVED BY THE STOCKHOLDERS: May 28, 2015
AMENDED BY THE BOARD OF DIRECTORS: July 30, 2015
AMENDED BY THE STOCKHOLDERS: July 30, 2015
AMENDED BY THE BOARD OF DIRECTORS: July 19, 2016
AMENDED BY THE STOCKHOLDERS: July 19, 2016
AMENDED BY THE BOARD OF DIRECTORS: June 7, 2017
AMENDED BY THE STOCKHOLDERS: June 20, 2017
AMENDED BY THE BOARD OF DIRECTORS: July 27, 2017
AMENDED BY THE STOCKHOLDERS: July 27, 2017
AMENDED BY THE BOARD OF DIRECTORS: October 9, 2019
AMENDED BY THE STOCKHOLDERS: October 21, 2019
AMENDED BY THE BOARD OF DIRECTORS: May 6, 2020
AMENDED BY THE STOCKHOLDERS: May 11, 2020
TERMINATION DATE: May 27, 2025
1.    GENERAL.
(a)    Eligible Stock Award Recipients. Employees, Directors and Consultants are eligible to receive Stock Awards.
(b)    Available Stock Awards. The Plan provides for the grant of the following types of Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards and (vi) Other Stock Awards.
(c)    Purpose. The Plan, through the granting of Stock Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
2.    ADMINISTRATION.
(a)    Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine (A) who will be granted Stock Awards; (B) when and how each Stock Award will be granted; (C) what type of Stock Award will be granted; (D) the provisions of each Stock Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Stock Award; (E) the number of shares of Common Stock subject to a Stock Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)    To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Stock Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in
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any Stock Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Stock Award fully effective.
(iii)    To settle all controversies regarding the Plan and Stock Awards granted under it.
(iv)    To accelerate, in whole or in part, the time at which a Stock Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).
(v)    To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or a Stock Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under his or her then-outstanding Stock Award without his or her written consent except as provided in subsection (viii) below.
(vi)    To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Stock Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Stock Awards available for issuance under the Plan. Except as provided in the Plan (including subsection (viii) below) or a Stock Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Stock Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(vii)    To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding Incentive Stock Options.
(viii)    To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Stock Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent (A) to maintain the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Stock Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws.
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(ix)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.
(x)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Stock Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(xi)    To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.
(c)    Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(d)    Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Stock Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(t) below.
(e)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
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3.    SHARES SUBJECT TO THE PLAN.
(a)    Share Reserve.
(i)    Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 26,918,466 shares (the “Share Reserve”).
(ii)    For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).
(b)    Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.
(c)    Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 80,755,398.
(d)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.    ELIGIBILITY.
(a)    Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.
(b)    Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
(c)    Consultants. A Consultant will not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or sale of the Company’s securities to such Consultant is not exempt under
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Rule 701 because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.
5.    PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Stock Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:
(a)    Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Award Agreement.
(b)    Exercise Price. Subject to the provisions of Section  4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Stock Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Stock Award if such Stock Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)    Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i)    by cash, check, bank draft or money order payable to the Company;
(ii)    pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)    if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon
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exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;
(v)    according to a deferred payment or similar arrangement with the Optionholder; provided, however, that interest will compound at least annually and will be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (B) the classification of the Option as a liability for financial accounting purposes; or
(vi)    in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Stock Award Agreement.
(d)    Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the strike price. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Award Agreement evidencing such SAR.
(e)    Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)    Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.
(ii)    Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)    Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the
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Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)    Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)    Termination of Continuous Service. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Stock Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement, which period will not be less than thirty (30) days if necessary to comply with applicable laws unless such termination is for Cause) and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(h)    Extension of Termination Date. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.
(i)    Disability of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement, which period will not be less than six (6) months if
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necessary to comply with applicable laws), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)    Death of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Stock Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws), and (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k)    Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)    Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Stock Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
(m)    Early Exercise of Options. An Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the “Repurchase Limitation” in Section 8(m), any unvested shares of Common Stock so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. Provided that the “Repurchase Limitation” in
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Section 8(m) is not violated, the Company will not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option Agreement.
(n)    Right of Repurchase. Subject to the “Repurchase Limitation” in Section 8(m), the Option or SAR may include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Participant pursuant to the exercise of the Option or SAR.
(o)    Right of First Refusal. The Option or SAR may include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Participant of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option or SAR. Such right of first refusal will be subject to the “Repurchase Limitation” in Section 8(m). Except as expressly provided in this Section 5(o) or in the Stock Award Agreement, such right of first refusal will otherwise comply with any applicable provisions of the bylaws of the Company.
6.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS
(a)    Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)    Vesting. Subject to the “Repurchase Limitation” in Section 8(m), shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)    Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)    Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
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(v)    Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)    Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)    Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)    Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)    Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)    Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi)    Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(vii)    Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which
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the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.
(c)    Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7.    COVENANTS OF THE COMPANY
(a)    Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.
(b)    Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.
(c)    No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.
8.    MISCELLANEOUS.
(a)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.
(b)    Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Stock Award Agreement as a result
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of a clerical error in the papering of the Stock Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Stock Award Agreement.
(c)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to the Stock Award has been entered into the books and records of the Company.
(d)    No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Stock Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares subject to any portion of such Stock Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Stock Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Stock Award that is so reduced or extended.
(f)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)    Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective
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registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)    Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.
(i)    Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)    Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)    Compliance with Section 409A of the Code. To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code.
(l)    Compliance with Exemption Provided by Rule 12h-1(f). If at the end of the Company’s most recently completed fiscal year: (i) the aggregate of the number of persons who hold outstanding compensatory employee stock options to purchase shares of Common Stock granted pursuant to the Plan or otherwise (such persons, “Holders of Options”) equals or exceeds five hundred (500), and (ii) the Company’s assets exceed $10 million, then the following restrictions will apply during any period during which the Company does not have a class of its securities registered under Section 12 of the Exchange Act and is not required to file reports under Section 15(d) of the Exchange Act: (A) the Options and, prior to exercise, the shares of Common Stock to be issued on exercise of the Options may not be transferred until the Company is no longer relying on the exemption provided by Rule 12h-1(f) promulgated under the Exchange Act (“Rule 12h-1(f)”), except: (1) as permitted by Rule 701(c) promulgated under the Securities Act, (2) to a guardian upon the disability of the Holder of Options, or
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(3) to an executor upon the death of the Holder of Options (collectively, the “Permitted Transferees”); provided, however, the following transfers are permitted: (i) transfers by Holders of Options to the Company, and (ii) transfers in connection with a change of control or other acquisition involving the Company, if following such transaction, the Options no longer remain outstanding and the Company is no longer relying on the exemption provided by Rule 12h-1(f); provided further, that any Permitted Transferees may not further transfer the Options; (B) except as otherwise provided in (A) above, the Options and shares of Common Stock issuable on exercise of the Options are restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” as defined by Rule 16a-1(h) promulgated under the Exchange Act, or any “call equivalent position” as defined by Rule 16a-1(b) promulgated under the Exchange Act by Holders of Options prior to exercise of an Option until the Company is no longer relying on the exemption provided by Rule 12h-1(f); and (C) at any time that the Company is relying on the exemption provided by Rule 12h-1(f), the Company will deliver to Holders of Options (whether by physical or electronic delivery or written notice of the availability of the information on an internet site) the information required by Rule 701(e)(3), (4), and (5) promulgated under the Securities Act every six (6) months, including financial statements that are not more than one hundred eighty (180) days old; provided, however, that the Company may condition the delivery of such information upon the Holder of Options’ agreement to maintain its confidentiality.
(m)    Repurchase Limitation. The terms of any repurchase right will be specified in the Stock Award Agreement. The repurchase price for vested shares of Common Stock will be the Fair Market Value of the shares of Common Stock on the date of repurchase. The repurchase price for unvested shares of Common Stock will be the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price. However, the Company will not exercise its repurchase right until at least six (6) months (or such longer or shorter period of time necessary to avoid classification of the Stock Award as a liability for financial accounting purposes) have elapsed following delivery of shares of Common Stock subject to the Stock Award, unless otherwise specifically provided by the Board.
9.    ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)    Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
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(c)    Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:
(i)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);
(ii)    arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)    accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;
(iv)    arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)    cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and
(vi)    make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
(d)    Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.
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10.    PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.
(a)    Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan will automatically terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)    No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.
11.    EFFECTIVE DATE OF PLAN.
This Plan will become effective on the Effective Date.
12.    CHOICE OF LAW.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13.    DEFINITIONS.   As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)    “Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “majority-owned subsidiary” status is determined within the foregoing definition.
(b)    “Board” means the Board of Directors of the Company.
(c)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(d)    “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a
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Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(e)     “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)     the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation;
(iv)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(v)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent
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Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.
(f)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(g)    “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(h)    “Common Stock” means the common stock of the Company.
(i)    “Company” means Allbirds, Inc., a Delaware corporation.
(j)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.
(k)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(l)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
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(ii)    a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;
(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(m)    “Director” means a member of the Board.
(n)    “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(o)    “Effective Date” means the effective date of this Plan, which is the earlier of (i) the date that this Plan is first approved by the Company’s stockholders, and (ii) the date this Plan is adopted by the Board.
(p)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(q)    “Entity” means a corporation, partnership, limited liability company or other entity.
(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(s)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.
(t)    “Fair Market Value” means, as of any date, the value of the Common Stock determined by the Board in compliance with Section 409A of the Code or, in the case of an Incentive Stock Option, in compliance with Section 422 of the Code.
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(u)    “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(v)    “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(w)    “Officer” means any person designated by the Company as an officer.
(x)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(y)    “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(z)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(aa)    “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(c).
(bb)    “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(cc)    “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(dd)    “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(ee)    “Plan” means this Allbirds, Inc. 2015 Equity Incentive Plan.
(ff)    “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(gg)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(hh)    “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(ii)    “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(jj)    “Rule 405” means Rule 405 promulgated under the Securities Act.
20.

(kk)    “Rule 701” means Rule 701 promulgated under the Securities Act.
(ll)    “Securities Act” means the Securities Act of 1933, as amended.
(mm)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(nn)    “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(oo)    “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right or any Other Stock Award.
(pp)    “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(qq)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) .
(rr)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.
21.

Standard Option
ALLBIRDS, INC.
STOCK OPTION GRANT NOTICE
(2015 EQUITY INCENTIVE PLAN)
ALLBIRDS, INC. (the “Company”), pursuant to its 2015 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth in this notice, in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this notice and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:
Type of Grant:    ☐  Incentive Stock Option1     ☐  Nonstatutory Stock Option
Exercise Schedule:    ☐  Same as Vesting Schedule     ☐  Early Exercise Permitted
Vesting Schedule:  ____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
Payment:     By one or a combination of the following items (described in the Option Agreement):
    By cash, check, bank draft or money order payable to the Company
    Pursuant to a Regulation T Program if the shares are publicly traded
    By delivery of already-owned shares if the shares are publicly traded
    By deferred payment
    If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement
1 If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.
1.

Standard Option

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder, and (ii) the following agreements only. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

OTHER AGREEMENTS:

ALLBIRDS, INC		OPTIONHOLDER:

By:
	Signature	Signature

Title:		Date:
Date:
ATTACHMENTS:  Option Agreement, 2015 Equity Incentive Plan and Notice of Exercise
2.

Standard Option
ATTACHMENT I
OPTION AGREEMENT

Standard Option
ALLBIRDS, INC.
2015 EQUITY INCENTIVE PLAN
OPTION AGREEMENT
(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)
Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Allbirds, Inc. (the “Company”) has granted you an option under its 2015 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.
The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:
1.    VESTING. Your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.
2.    NUMBER OF SHARES AND EXERCISE PRICE The number of shares of Common Stock subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.
3.    EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).
4.    EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:
a.    a partial exercise of your option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;
b.    any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;
c.    you will enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and
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Standard Option

d.    if your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.
5.    METHOD OF PAYMENT. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:
a.    Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.
b.    Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
c.    If this option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.
d.    Pursuant to the following deferred payment alternative:
(i)    Not less than one hundred percent (100%) of the aggregate exercise price, plus accrued interest, will be due four (4) years from date of exercise or, at the Company’s election, upon termination of your Continuous Service.
(ii)    Interest will be compounded at least annually and will be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the classification of your option as a liability for financial accounting purposes.
(iii)    In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to
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secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a pledge agreement covering the purchased shares of Common Stock, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.
6.    WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.
7.    SECURITIES LAW COMPLIANCE. In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).
8.    TERM. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:
a.    immediately upon the termination of your Continuous Service for Cause;
b.    three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, that if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;
c.    twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 8(d)) below;
d.    eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;
e.    the Expiration Date indicated in your Grant Notice; or
f.    the day before the tenth (10th) anniversary of the Date of Grant.
If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue
I-3.

Standard Option

to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.
9.    EXERCISE.
a.    You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.
b.    By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.
c.    If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.
d.    By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule~~s~~ or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 9(d). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9(d) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
10.    TRANSFERABILITY. Except as otherwise provided in this Section 10, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.
a.    Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.
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Standard Option

b.    Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement. If this option is an Incentive Stock Option, this option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
c.    Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.
11.    RIGHT OF FIRST REFUSAL. Shares of Common Stock that you acquire upon exercise of your option are subject to any right of first refusal that may be described in the Company’s bylaws in effect at such time the Company elects to exercise its right; provided, however, that if there is no right of first refusal described in the Company’s bylaws at such time, the right of first refusal described below will apply. The Company’s right of first refusal will expire on the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national securities exchange or quotation system (the “Listing Date”).
a.    Prior to the Listing Date, you may not validly Transfer (as defined below) any shares of Common Stock acquired upon exercise of your option, or any interest in such shares, unless such Transfer is made in compliance with the following provisions:
(i)    Before there can be a valid Transfer of any shares of Common Stock or any interest therein, the record holder of the shares of Common Stock to be transferred (the “Offered Shares”) will give written notice (by registered or certified mail) to the Company. Such notice will specify the identity of the proposed transferee, the cash price offered for the Offered Shares by the proposed transferee (or, if the proposed Transfer is one in which the holder will not receive cash, such as an involuntary transfer, gift, donation or pledge, the holder will state that no purchase price is being proposed), and the other terms and conditions of the proposed Transfer. The date such notice is mailed will be hereinafter referred to as the “Notice Date” and the record holder of the Offered Shares will be hereinafter referred to as the “Offeror.” If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding Common Stock which is subject to the provisions of your option, then in such event any and all new, substituted or additional securities to which you are entitled by reason of your ownership of the shares of Common Stock acquired upon exercise of your option will be immediately subject to the Company’s Right of First Refusal (as defined below) with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.
(ii)    For a period of thirty (30) calendar days after the Notice Date, or such longer period as may be required to avoid the classification of your option as a liability for financial accounting purposes, the Company will have the option to purchase all (but not less than all) of the
I-5.

Standard Option

Offered Shares at the purchase price and on the terms set forth in Section 11(a)(iii) (the Company’s “Right of First Refusal”). In the event that the proposed Transfer is one involving no payment of a purchase price, the purchase price will be deemed to be the Fair Market Value of the Offered Shares as determined in good faith by the Board in its discretion. The Company may exercise its Right of First Refusal by mailing (by registered or certified mail) written notice of exercise of its Right of First Refusal to the Offeror prior to the end of said thirty (30) days (including any extension required to avoid classification of the option as a liability for financial accounting purposes).
(iii)    The price at which the Company may purchase the Offered Shares pursuant to the exercise of its Right of First Refusal will be the cash price offered for the Offered Shares by the proposed transferee (as set forth in the notice required under Section 11(a)(i)), or the Fair Market Value as determined by the Board in the event no purchase price is involved. To the extent consideration other than cash is offered by the proposed transferee, the Company will not be required to pay any additional amounts to the Offeror other than the cash price offered (or the Fair Market Value, if applicable). The Company’s notice of exercise of its Right of First Refusal will be accompanied by full payment for the Offered Shares and, upon such payment by the Company, the Company will acquire full right, title and interest to all of the Offered Shares.
(iv)    If, and only if, the option given pursuant to Section 11(a)(ii) is not exercised, the Transfer proposed in the notice given pursuant to Section 11(a)(i) may take place; provided, however, that such Transfer must, in all respects, be exactly as proposed in said notice except that such Transfer may not take place either before the tenth (10th) calendar day after the expiration of the thirty (30) day option exercise period or after the ninetieth (90th) calendar day after the expiration of the thirty (30) day option exercise period, and if such Transfer has not taken place prior to said ninetieth (90th) day, such Transfer may not take place without once again complying with this Section 11(a). The option exercise periods in this Section 11(a)(iv) will be adjusted to include any extension required to avoid the classification of your option as a liability for financial accounting purposes.
b.    As used in this Section 11, the term “Transfer” means any sale, encumbrance, pledge, gift or other form of disposition or transfer of shares of Common Stock or any legal or equitable interest therein; provided, however, that the term Transfer does not include a transfer of such shares or interests by will or intestacy to your Immediate Family (as defined below). In such case, the transferee or other recipient will receive and hold the shares of Common Stock so transferred subject to the provisions of this Section, and there will be no further transfer of such shares except in accordance with the terms of this Section 11. As used herein, the term "Immediate Family" will mean your spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of you or your spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of you or your spouse.
c.    None of the shares of Common Stock purchased on exercise of your option will be transferred on the Company’s books nor will the Company recognize any such Transfer of any such shares or any interest therein unless and until all applicable provisions of this Section 11 have been complied with in all respects. The certificates of stock evidencing shares of Common Stock purchased on exercise of your option will bear an appropriate legend referring to the transfer restrictions imposed by this Section 11.
d.    To ensure that the shares subject to the Company’s Right of First Refusal will be available for repurchase by the Company, the Company may require you to deposit the certificates evidencing the shares that you purchase upon exercise of your option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the
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Standard Option

Company does not require such deposit as a condition of exercise of your option, the Company reserves the right at any time to require you to so deposit the certificates in escrow. As soon as practicable after the expiration of the Company’s Right of First Refusal, the agent will deliver to you the shares and any other property no longer subject to such restriction. In the event the shares and any other property held in escrow are subject to the Company’s exercise of its Right of First Refusal, the notices required to be given to you will be given to the escrow agent, and any payment required to be given to you will be given to the escrow agent. Within thirty (30) days after payment by the Company for the Offered Shares, the escrow agent will deliver the Offered Shares that the Company has repurchased to the Company and will deliver the payment received from the Company to you.
12.    RIGHT OF REPURCHASE. To the extent provided in the Company’s bylaws in effect at such time the Company elects to exercise its right, the Company will have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your option.
13.    OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.
14.    WITHHOLDING OBLIGATIONS.
a.    At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.
b.    If this option is a Nonstatutory Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.
c.    You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a
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certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.
15.    TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option. Because the Common Stock is not traded on an established securities market, the Fair Market Value is determined by the Board, perhaps in consultation with an independent valuation firm retained by the Company. You acknowledge that there is no guarantee that the Internal Revenue Service will agree with the valuation as determined by the Board, and you will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that the valuation determined by the Board is less than the “fair market value” as subsequently determined by the Internal Revenue Service.
16.    NOTICE. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
17.    GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control.
I-8.

Standard Option
ATTACHMENT II
2015 EQUITY INCENTIVE PLAN
[See attached.]

Standard Option
ATTACHMENT III
NOTICE OF EXERCISE

Standard Option
ALLBIRDS, INC.
NOTICE OF EXERCISE

Allbirds, Inc.

Date of Exercise:
This constitutes notice to ALLBIRDS, INC. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of Shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$	$

Cash payment delivered herewith:	$	$
By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2015 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.
I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.
III-1.

Standard Option

Very truly yours,

(Signature)

Name (Please Print)

Address of Record:

III-2.

Early Exercise Option
ALLBIRDS, INC.
EARLY EXERCISE STOCK PURCHASE AGREEMENT
UNDER THE 2015 EQUITY INCENTIVE PLAN
THIS AGREEMENT is made by and between ALLBIRDS, INC., a Delaware corporation (the “Company”), and the individual designated on the signature page hereto as a Purchaser (“Purchaser”).
RECITALS:
A.    Purchaser holds a stock option dated _______________ to purchase shares of common stock (“Common Stock”) of the Company (the “Option”) pursuant to the Company’s 2015 Equity Incentive Plan (the “Plan”).
B.    The Option consists of a Stock Option Grant Notice and a Stock Option Agreement.
C.    Purchaser desires to exercise the Option on the terms and conditions contained herein.
D.    Purchaser wishes to take advantage of the early exercise provision of Purchaser’s Option and therefore to enter into this Agreement.
The parties agree as follows:
1.    INCORPORATION OF PLAN AND OPTION BY REFERENCE. This Agreement is subject to all of the terms and conditions as set forth in the Plan and the Option. If there is a conflict between the terms of this Agreement and/or the Option and the terms of the Plan, the terms of the Plan shall control. If there is a conflict between the terms of this Agreement and the terms of the Option, the terms of the Option shall control. Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan. Defined terms not explicitly defined in this Agreement or the Plan but defined in the Option shall have the same definitions as in the Option.
2.    PURCHASE AND SALE OF COMMON STOCK.
a.    Agreement to purchase and sell Common Stock. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, shares of the Common Stock of the Company in accordance with the Notice of Exercise duly executed by Purchaser and attached hereto as Exhibit A.
b.    Closing. The closing hereunder, including payment for and delivery of the Common Stock, shall occur at the offices of the Company immediately following the execution of this Agreement, or at such other time and place as the parties may mutually agree; provided, however, that if stockholder approval of the Plan is required before the Option may be exercised, then the Option may not be exercised, and the closing shall be delayed, until such stockholder approval is obtained. If such stockholder approval is not obtained within the time limit specified in the Plan, then this Agreement shall be null and void.
3.    UNVESTED SHARE REPURCHASE OPTION.
a.    Repurchase Option. In the event Purchaser’s Continuous Service terminates, then the Company shall have an irrevocable option (the “Repurchase Option”) for a period of six months after said termination (or in the case of shares issued upon exercise of the Option after such date of termination, within six months after the date of the exercise), or such longer period as may be agreed to by the Company and Purchaser (the “Repurchase Period”), to repurchase from Purchaser or Purchaser’s
1.

Early Exercise Option
personal representative, as the case may be, those shares that Purchaser received pursuant to the exercise of the Option that have not as yet vested as of such termination date in accordance with the Vesting Schedule indicated on Purchaser’s Stock Option Grant Notice (the “Unvested Shares”).
b.    Share Repurchase Price. The Company may repurchase all or any of the Unvested Shares at the lower of (i) the Fair Market Value of the such shares (as determined under the Plan) on the date of repurchase, or (ii) the price equal to Purchaser’s Exercise Price for such shares as indicated on Purchaser’s Stock Option Grant Notice.
4.    EXERCISE OF REPURCHASE OPTION. The Repurchase Option shall be exercised by written notice signed by such person as designated by the Company, and delivered or mailed as provided herein. Such notice shall identify the number of shares of Common Stock to be purchased and shall notify Purchaser of the time, place and date for settlement of such purchase, which shall be scheduled by the Company within the term of the Repurchase Option set forth above. In addition, the Company shall be deemed to have exercised the Repurchase Option as of the last day of the Repurchase Period, unless an officer of the Company notifies the holder of the Unvested Shares during the Repurchase Period in writing (delivered or mailed as provided herein) that the Company expressly declines to exercise its Repurchase Option for some or all of the Unvested Shares. The Company shall be entitled to pay for any shares of Common Stock purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Purchaser (including without limitation any Promissory Note given in payment for the Common Stock), or by a combination of both. Upon exercise of the Repurchase Option and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Common Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Common Stock being repurchased by the Company, without further action by Purchaser.
5.    CAPITALIZATION ADJUSTMENTS TO COMMON STOCK. In the event of a Capitalization Adjustment, then any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of Common Stock shall be immediately subject to the Repurchase Option and be included in the word “Common Stock” for all purposes of the Repurchase Option with the same force and effect as the shares of the Common Stock presently subject to the Repurchase Option, but only to the extent the Common Stock is, at the time, covered by such Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Common Stock upon exercise of the Repurchase Option shall be appropriately adjusted.
6.    CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, then the Repurchase Option may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Corporate Transaction. To the extent the Repurchase Option remains in effect following such Corporate Transaction, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the Corporate Transaction, but only to the extent the Common Stock was at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Option to reflect the Corporate Transaction upon the Company’s capital structure; provided, however, that the aggregate price payable upon exercise of the Repurchase Option shall remain the same.
7.    ESCROW OF UNVESTED COMMON STOCK. As security for Purchaser’s faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser’s Common Stock upon exercise of the Repurchase Option herein provided for, Purchaser agrees, at the closing hereunder, to deliver to and deposit with the Secretary of the Company or the Secretary’s
2.

Early Exercise Option
designee (“Escrow Agent”), as Escrow Agent in this transaction, three stock assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit B, together with a certificate or certificates evidencing all of the Common Stock subject to the Repurchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit C, attached hereto and incorporated by this reference, which instructions also shall be delivered to the Escrow Agent at the closing hereunder.
8.    RIGHTS OF PURCHASER. Subject to the provisions of the Option, Purchaser shall exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow. Purchaser shall be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Company’s Repurchase Option.
9.    LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock while the Common Stock is subject to the Repurchase Option. After any Common Stock has been released from the Repurchase Option, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock except in compliance with the provisions herein and applicable securities laws. Furthermore, the Common Stock shall be subject to any right of first refusal in favor of the Company or its assignees or other transfer restrictions that may be contained in the Company’s Bylaws.
10.    RESTRICTIVE LEGENDS. All certificates representing the Common Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):
a.    “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.”
b.    “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”
c.    “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE BYLAWS OF THE COMPANY AND IN AN AGREEMENT WITH THE COMPANY.”
d.    “THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO THE EXERCISE OF [AN INCENTIVE STOCK OPTION/ A NONSTATUTORY STOCK OPTION].”
3.

Early Exercise Option
e.    “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A TRANSFER RESTRICTION, AS PROVIDED IN THE BYLAWS OF THE COMPANY.”
f.    Any legend required by appropriate blue sky officials.
11.    INVESTMENT REPRESENTATIONS. In connection with the purchase of the Common Stock, Purchaser represents to the Company the following:
a.    Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock. Purchaser is acquiring the Common Stock for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
b.    Purchaser understands that the Common Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
c.    Purchaser further acknowledges and understands that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Common Stock. Purchaser understands that the certificate evidencing the Common Stock will be imprinted with a legend that prohibits the transfer of the Common Stock unless the Common Stock is registered or such registration is not required in the opinion of counsel for the Company.
d.    Purchaser is familiar with the provisions of Rules 144 and 701, under the Securities Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the securities exempt under Rule 701 may be sold by Purchaser 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the market stand-off provision described in Purchaser’s Stock Option Agreement.
e.    In the event that the sale of the Common Stock does not qualify under Rule 701 at the time of purchase, then the Common Stock may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company, and (ii) the resale occurring following the required holding period under Rule 144 after Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.
f.    Purchaser further understands that at the time Purchaser wishes to sell the Common Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public current information requirements of Rule 144 or 701, and that, in such event, Purchaser would be precluded from selling the Common Stock under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.
4.

Early Exercise Option
g.    Purchaser further warrants and represents that Purchaser has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect his own interests in connection with the purchase of the Common Stock by virtue of the business or financial expertise of Purchaser or of professional advisors to Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly. Purchaser further warrants and represents that Purchaser’s purchase the Common Stock was not accomplished by the publication of any advertisement.
12.    SECTION 83(b) ELECTION. Purchaser understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount paid for the Common Stock and the fair market value of the Common Stock as of the date any restrictions on the Common Stock lapse. In this context, “restriction” includes the right of the Company to buy back the Common Stock pursuant to the Repurchase Option set forth above. Purchaser understands that Purchaser may elect to be taxed at the time the Common Stock is purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days of the date of purchase, a copy of which is included as Exhibit D. Even if the fair market value of the Common Stock at the time of the execution of this Agreement equals the amount paid for the Common Stock, the 83(b) Election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that Purchaser must file an additional copy of such 83(b) Election with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Common Stock hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death. Purchaser assumes all responsibility for filing an 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Common Stock.
13.    REFUSAL TO TRANSFER. The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.
14.    NO EMPLOYMENT RIGHTS. This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company or its Affiliates to terminate Purchaser’s employment for any reason at any time, with or without cause and with or without notice.
15.    MISCELLANEOUS.
a.    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) five calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by 10 days advance written notice to the other party hereto.
5.

Early Exercise Option
b.    Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser’s successors, and assigns. The Company may assign the Repurchase Option hereunder at any time or from time to time, in whole or in part.
c.    Attorneys’ Fees; Specific Performance. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees. It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment for the shares repurchased, pursuant to the terms of this Agreement, shall be entitled to receive the Common Stock, in specie, in order to have such Common Stock available for future issuance without dilution of the holdings of other stockholders. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate the Company for the Common Stock and that the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Common Stock.
d.    Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.
e.    Further Execution. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.
f.    Independent Counsel. Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley LLP, counsel to the Company and that Cooley LLP does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with Purchaser’s own counsel with respect to this Agreement.
g.    Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.
h.    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
i.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
6.

Early Exercise Option
The parties hereto have executed this Agreement as of _______________.

COMPANY:

ALLBIRDS, INC.

By:

Name:
Title:

Email:

PURCHASER:

(Signature)

Name (Please Print)

Email
ATTACHMENTS:
Exhibit A    Notice of Exercise
Exhibit B    Assignment Separate from Certificate
Exhibit C    Joint Escrow Instructions
Exhibit D    Form of 83(b) Election
[SIGNATURE PAGE TO EARLY EXERCISE STOCK PURCHASE AGREEMENT]

Early Exercise Option
EXHIBIT A
NOTICE OF EXERCISE

Early Exercise Option
NOTICE OF EXERCISE

Allbirds, Inc.

Date of Exercise:
This constitutes notice to ALLBIRDS, INC. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of Shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$	$

Cash payment delivered herewith:	$	$

Regulation T Program (cashless exercise)[2]	$	$

Value of _________ Shares delivered herewith:[3]	$	$
By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2015 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.
I further acknowledge and agree that, except for such information as required to be delivered to me by the Company pursuant to the option or the Plan (if any), I will have no right to receive any information from the Company by virtue of the grant of the option or the purchase of shares of Common Stock through exercise of the option, ownership of such shares of Common Stock, or as a result of my being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, I
2 Shares must meet the public trading requirements set forth in the option agreement.
3 Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.
A-1.

Early Exercise Option
hereby waive all inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company or the Company’s capital stock (the “Inspection Rights”). I hereby covenant and agree never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.
I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

(Signature)

Name (Please Print)

Address of Record:

A-2.

Early Exercise Option
EXHIBIT B
STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ALLBIRDS, INC., a Delaware corporation (the “Company”), pursuant to the Repurchase Option under that certain Early Exercise Stock Purchase Agreement, dated [______________], by and between the undersigned and the Company (the “Agreement”) __________________ shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No[s] ________________ and does hereby irrevocably constitute and appoint both the Company’s Secretary and the Company’s attorney, or either of them, to transfer said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Repurchase Option under the Agreement.

Dated:
(leave blank)

(Signature)

Name (Please Print)
INSTRUCTION: Please do not fill in any blanks other than the signature line. Do not fill in the date line. The purpose of this Assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

Early Exercise Option
EXHIBIT C
JOINT ESCROW INSTRUCTIONS

Early Exercise Option
JOINT ESCROW INSTRUCTIONS
________, 20__
Secretary
Allbirds, Inc.
_________________________
_________________________
Ladies and Gentlemen:
As Escrow Agent for both Allbirds, Inc., a Delaware corporation (“Company”) and the purchaser listed on the signature page hereto (“Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement dated as of _______________ (“Agreement”), to which a copy of these Joint Escrow Instructions is attached as an Exhibit, in accordance with the following instructions:
1.    In the event Company or an assignee shall elect to exercise the Repurchase Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be acquired and the time for a closing thereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
2.    At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company.
3.    Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state or government officials or bank officials. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.
4.    This escrow shall terminate and the shares of stock held hereunder shall be released in full upon the exercise or expiration in full of the Repurchase Option, whichever occurs first.
5.    If at the time of termination of this escrow under Section 4 herein you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that any property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.
6.    Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
7.    You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or
C-1.

Early Exercise Option
parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
8.    You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
9.    You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver these Joint Escrow Instructions documents or papers deposited or called for hereunder.
10.    You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
11.    Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to the Company. In the event of any such termination, the Secretary of the Company shall automatically become the successor Escrow Agent unless the Company shall appoint another successor Escrow Agent, and Purchaser hereby confirms the appointment of such successor as Purchaser’s attorney-in-fact and agent to the full extent of your appointment.
12.    If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
13.    It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
14.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address set forth below, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.
C-2.

Early Exercise Option

Company:	Allbirds, Inc.

Attn: Co-Chief Executive Officer

Purchaser:

Escrow Agent:	Allbirds, Inc.

Attn: Secretary
15.    By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
16.    You shall be entitled to employ such legal counsel and other experts (including, without limitation, the firm of Cooley LLP) as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and you may pay such counsel reasonable compensation therefor. The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.
17.    This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to “you” and “your” herein refer to the original Escrow Agents and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.
[Remainder of page intentionally left blank]
C-3.

Early Exercise Option
18.    These Joint Escrow Instructions shall be governed by and interpreted and determined in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to contracts made and to be performed entirely in Delaware by residents of that state. The parties hereby expressly consent to the personal jurisdiction of the state and federal courts located in the county in which the Company has its principal offices for any lawsuit arising from or related to this Agreement.

Very truly yours,

COMPANY:

ALLBIRDS, INC.

By:

Name:
Title:

PURCHASER:

(Signature)

Name (Please Print)

ESCROW AGENT:

[_______], SECRETARY
[SIGNATURE PAGE TO JOINT ESCROW INSTRUCTIONS]

Early Exercise Option
EXHIBIT D
83(B) ELECTION

Early Exercise Option
[THIS FORM IS DESIGNED FOR INDIVIDUAL PURCHASERS. CORPORATE OR TRUST PURCHASERS SHOULD CONTACT THEIR TAX PROFESSIONAL TO REVIEW BEFORE SUBMITTING.]
INSTRUCTIONS FOR FILING SECTION 83(b) ELECTION
Attached is a form of election under Section 83(b) of the Internal Revenue Code and an accompanying IRS cover letter. Please fill in your [social security number][taxpayer identification number] and sign the election and cover letter, then proceed as follows:
(a)    Make three copies of the completed election form and one copy of the IRS cover letter.
(b)    Send the original signed election form and cover letter, the copy of the cover letter, and a self-addressed stamped return envelope to the Internal Revenue Service Center where you would otherwise file your tax return4. Even if an address for an Internal Revenue Service Center is already included in the forms below, it is your obligation to verify such address. This can be done by searching for the term “where to file” on www.irs.gov or by calling 1 (800) 829-1040.
Sending the election via certified mail, requesting a return receipt, with the certified mail number written on the cover letter is also recommended.
(c)    Deliver one copy of the completed election form to the Company.
(d)    Applicable state law may require that you attach a copy of the completed election form to your 20[__] state personal income tax return(s) when you file it for the year (assuming you file a state personal income tax return).5
Please consult your personal tax advisor(s) to determine whether or not a copy of this Section 83(b) election should be filed with your state personal income tax return(s).
(e)    Retain one copy of the completed election form for your personal permanent records.
Note: An additional copy of the completed election form must be delivered to the transferee (recipient) of the property if the service provider and the transferee are not the same person.
Please note that the election must be filed with the IRS within 30 days of the date of your restricted stock grant. Failure to file within that time will render the election void and you may recognize ordinary taxable income as your vesting restrictions lapse. The Company and its counsel cannot assume responsibility for failure to file the election in a timely manner under any circumstances.
4Note: Per Treasury Regulation § 1.83-2(c), the Section 83(b) election must be filed with the IRS office where the person otherwise files his or her tax return. As of October 2016, if you live in a foreign country or are a dual status alien (foreigners that will have lived both in their home country and the United States during the year in which they make the election) you should send the 83(b) election to Austin, TX 73301-0215. You can verify this is still the correct address at: http://www.irs.gov/uac/Where-to-File-Addresses-for--Taxpayers-and--Tax-Professionals-Filing-Form-1040.
5 Note: Pursuant to Treasury Regulations finalized in July 2016 (Treas. Reg. § 1.83-2(c); T.D. 9779), taxpayers are no longer required to submit a copy of a Code Sec. 83(b) election with their federal personal income tax returns for the year in which the property subject to the election was transferred. However, you are strongly encouraged to retain a copy of the completed election form and the IRS filed-stamped copy of your cover letter along with a copy of the federal personal income tax return for the year in which the property subject to the election was transferred for your personal permanent records in case you ever need to demonstrate proper and timely filing (a common requirement imposed by acquirers in M&A transactions).
D-1.

Early Exercise Option
SECTION 83(b) ELECTION
____________, 20__
Department of the Treasury
Internal Revenue Service
[City, State Zip]6[Austin, TX 73301-0215
USA]7
Re:    Election Under Section 83(b)
Ladies and Gentlemen:
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares. The following information is supplied in accordance with Treasury Regulation § 1.83-2:
1.    The name, [social security number][taxpayer identification number], address of the undersigned, and the taxable year for which this election is being made are:

Name:
[Social Security Number][Tax Identification Number]:	[8]
Address:

Taxable year: Calendar year 20__.[9]
2.    The property that is the subject of this election: [#] shares of common stock of Allbirds, Inc., a Delaware corporation (the “Company”).
3.    The property was transferred on: [•], 20__.
4.    The property is subject to the following restrictions: Some or all of the shares are subject to forfeiture or repurchase at less than their fair market value if the undersigned does not continue to provide services for the Company for a designated period of time. The risk of forfeiture or repurchase lapses over a specified vesting period.
6 Note: Per Treasury Regulation § 1.83-2(c), the Section 83(b) election must be filed with the IRS office where the person otherwise files his or her tax return. Assuming these are individual taxpayers who would file a Form 1040, see http://www.irs.gov/uac/Where-to-File-Addresses-for--Taxpayers-and--Tax-Professionals-Filing-Form-1040. Use the address in the row which includes the state in which the service provider lives and in the column entitled “And you ARE NOT enclosing a payment”.
7 Note: Per Treasury Regulation § 1.83-2(c), the Section 83(b) election must be filed with the IRS office where the person otherwise files his or her tax return. As of October 2016, if you live in a foreign country or are a dual status alien (foreigners that will have lived both in their home country and the United States during the year in which they make the election) you should send the 83(b) election to Austin, TX 73301-0215. You can verify this is still the correct address at: http://www.irs.gov/uac/Where-to-File-Addresses-for--Taxpayers-and--Tax-Professionals-Filing-Form-1040.
8 Note: If you do not have a taxpayer ID number (TIN), put “None –non-US taxpayer” and include in the cover letter to the IRS a statement explaining that the Section 83(b) election is being filed because the individual may become a US taxpayer before the stock vests. If the individual is applying for a TIN, instead include “applied for” and enclose a copy of the W-7 application. Note that there may be important factors to consider before applying for a TIN, including immigration status, etc.
9 Note: If an entity is the service provider, instead use “Fiscal year ending ___.”
D-2.

Early Exercise Option
5.    The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Treasury Regulation § 1.83-3(h)): $[•] per share x [#] shares = $[•].
6.    For the property transferred, the undersigned paid: $[•] per share x [#] shares = $[•].
7.    The amount to include in gross income is: $[•].10
The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed and the transferee of the property. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Very truly yours,

[Name]
10 Note: This should equal the amount in Item 5 minus the amount in Item 6, and in many cases will be $0.00.
D-3.

Early Exercise Option
RETURN SERVICE REQUESTED
Department of the Treasury
Internal Revenue Service
[City, State, ZIP][Austin, TX 73301-0215
USA]
Re:    Election Under Section 83(b) of the Internal Revenue Code
Dear Sir or Madam:
Enclosed please find an executed form of election under Section 83(b) of the Internal Revenue Code of 1986, as amended, filed with respect to an interest in Allbirds, Inc.
[Please note, the undersigned does not currently have a Tax Identification Number because the undersigned is not a U.S. taxpayer, but may become a U.S. resident before the stock vests. ]
Also enclosed is a copy of the signed form of election under Section 83(b). Please acknowledge receipt of these materials by marking the copy when received and returning it in the enclosed stamped, self-addressed envelope.
Thank you very much for your assistance.

Very truly yours,

[Name]

Enclosures
D-4.

International Option
ALLBIRDS, INC.
STOCK OPTION GRANT NOTICE (INTERNATIONAL)
(2015 EQUITY INCENTIVE PLAN)
ALLBIRDS, INC. (the “Company”), pursuant to its 2015 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock (the “Option”) set forth below. This Option is subject to all of the terms and conditions as set forth in this Stock Option Grant Notice (International), in the Option Agreement (International), including any special terms and conditions for your country set forth in the appendix attached thereto (the “Option Agreement”), the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this Stock Option Grant Notice (International) and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (US$ Per Share):
Total Exercise Price (US$):
Expiration Date:

Type of Grant:	☒ Nonstatutory Stock Option

Exercise Schedule:	☐ Same as Vesting Schedule

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Option Agreement):

☑ By cash, check, bank draft or money order payable to the Company
☐ Pursuant to a Regulation T Program if the shares are publicly traded
☐ Subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement
1.

International Option
Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice (International), the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice (International), the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this Option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder, and (ii) the following agreements only. By accepting this Option, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

OTHER AGREEMENTS:

ALLBIRDS, INC.		OPTIONHOLDER:

By:
	Signature	Signature

Title:	President	Date:
Date:		Address:
Country:
By providing the additional signature below, Optionholder declares that Optionholder expressly agrees with the data processing practices described in Section 14 of the Option Agreement and in the Appendix for EU Participants, as applicable, and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned in Section 14 and in the Appendix for EU Participants, as applicable, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in Section 14 and in the Appendix for EU Participants, as applicable. Optionholder understands that providing his or her signature below is a condition of receiving the Option and that the Company may forfeit the Option if a signature is not obtained. Optionholder understands that Optionholder may withdraw his or her consent at any time with future effect for any or no reason as described in Section 14 of the Option Agreement and in the Appendix for EU Participants, as applicable.
Optionholder: ____________________
ATTACHMENTS: Option Agreement, 2015 Equity Incentive Plan and Notice of Exercise
2.

International Option
ATTACHMENT I
OPTION AGREEMENT (INTERNATIONAL)

International Option
ALLBIRDS, INC.
2015 EQUITY INCENTIVE PLAN
OPTION AGREEMENT (INTERNATIONAL)
(NONSTATUTORY STOCK OPTION)
Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement (International), including any special terms and conditions for your country set forth in the appendix attached hereto (the “Appendix” and, together with this Option Agreement (International), the “Agreement”), ALLBIRDS, INC. (the “Company”) has granted you an option under its 2015 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock (the “Option”) indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The Option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same meaning as in the Plan.
The details of your Option, in addition to those set forth in the Grant Notice and the Plan, are as follows:
1.    VESTING. Subject to the limitations contained herein, your Option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.
For purposes of your Option, your Continuous Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any) as of the date you are no longer actively providing services to the Company or any Affiliate and will not be extended by any notice period (e.g., your period of Continuous Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed). The Board or its duly authorized delegatee shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of your Option grant (including whether you may still be considered to be providing services while on a leave of absence).
2.    NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your Option and your exercise price in United States dollars per share in your Grant Notice will be adjusted for Capitalization Adjustments.
3.    METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your Option. All amounts due are payable in United States dollars calculated by reference to the local currency to United States dollar exchange rate published in the Wall Street Journal on the date of exercise (or if the date of exercise is not a business day in the United States, the next available business day in the United States).You may elect to make payment of the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, unless otherwise provided in the Appendix, which may include one or more of the following:
a.    Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the United States (“U.S.”) Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.
I-1.

International Option
b.    Subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your Option by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be outstanding under your Option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy any withholding obligations for Tax-Related Items, as defined in Section 13(a) below.
4.    WHOLE SHARES. You may exercise your Option only for whole shares of Common Stock.
5.    COMPLIANCE WITH LAW. Notwithstanding anything to the contrary contained herein, you may not exercise your Option and receive shares of Common Stock issuable upon exercise prior to the completion of any registration or qualification of the shares of Common Stock under U.S. or non-U.S. local, state or federal securities or exchange control laws or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or any other governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal agency, which registration, qualification, or approval of the Company, in its sole discretion, deems necessary or advisable, unless the Company has determined that such exercise and issuance would be exempt from any registration, qualification or other legal requirements applicable to the shares of Common Stock. You may not exercise your Option if the Company determines that such exercise would not be in material compliance with such laws and regulations. You understand that the Company is under no obligation to register or qualify the shares of Common Stock with the SEC or any other securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares of Common Stock. Further, you agree that the Company shall have unilateral authority to amend the Plan and the Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares of Common Stock.
6.    TERM. You may not exercise your Option before the Date of Grant or after the expiration of the Option’s term. The term of your Option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:
a.    immediately upon the termination of your Continuous Service for Cause;
b.    three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 6(d) below); provided, however, that if during any part of such three (3) month period your Option is not exercisable solely because of the condition set forth in the section above relating to “Compliance with Law,” your Option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;
c.    twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 6(d)) below;
d.    eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;
e.    the Expiration Date indicated in your Grant Notice; or
I-2.

International Option
f.    the day before the tenth (10th) anniversary of the Date of Grant.
Notwithstanding the foregoing, if you die during the period provided in Sections 6(c) or 6(d) above, the term of your Option shall not expire until the earlier of eighteen (18) months after your death, the Expiration Date indicated in your Grant Notice, or the day before the tenth (10th) anniversary of the Date of Grant.
For purposes of your Option, the date on which the termination of your Continuous Service occurs will be determined in accordance with Section 1 above.
7.    EXERCISE.
a.    You may exercise the vested portion of your Option during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.
b.    By exercising your Option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or any foreign securities law regime) or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule~~s~~ or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 7(b). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7(b) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
8.    TRANSFERABILITY. Except as otherwise provided in this Section 8, your Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this Option, provided such designation is valid under local law, and receive the shares of Common Stock or other consideration resulting from such exercise. In the absence of such a designation, your heirs, executor or administrator of your estate will be entitled to exercise this Option and receive, on behalf of your estate, the shares of Common Stock or other consideration resulting from such exercise.
9.    RIGHT OF FIRST REFUSAL. Shares of Common Stock that you acquire upon exercise of your Option are subject to any right of first refusal that may be described in the Company’s bylaws in effect at such time the Company elects to exercise its right; provided, however, that if there is no right of first refusal described in the Company’s bylaws at such time, the right of first refusal described below will
I-3.

International Option
apply. The Company’s right of first refusal will expire on the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national securities exchange or quotation system (the “Listing Date”).
a.    Prior to the Listing Date, you may not validly Transfer (as defined below) any shares of Common Stock acquired upon exercise of your Option, or any interest in such shares of Common Stock, unless such Transfer is made in compliance with the following provisions:
(i)    Before there can be a valid Transfer of any shares of Common Stock or any interest therein, the record holder of the shares of Common Stock to be transferred (the “Offered Shares”) will give written notice (by registered or certified mail) to the Company. Such notice will specify the identity of the proposed transferee, the cash price offered for the Offered Shares by the proposed transferee (or, if the proposed Transfer is one in which the holder will not receive cash, such as an involuntary transfer, gift, donation or pledge, the holder will state that no purchase price is being proposed), and the other terms and conditions of the proposed Transfer. The date such notice is mailed will be hereinafter referred to as the “Notice Date” and the record holder of the Offered Shares will be hereinafter referred to as the “Offeror.” If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding Common Stock which is subject to the provisions of your Option, then in such event any and all new, substituted or additional securities to which you are entitled by reason of your ownership of the shares of Common Stock acquired upon exercise of your Option will be immediately subject to the Company’s Right of First Refusal (as defined below) with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.
(ii)    For a period of thirty (30) calendar days after the Notice Date, or such longer period as may be required to avoid the classification of your Option as a liability for financial accounting purposes, the Company will have the option to purchase all (but not less than all) of the Offered Shares at the purchase price and on the terms set forth in Section 9(a)(iii) (the Company’s “Right of First Refusal”). In the event that the proposed Transfer is one involving no payment of a purchase price, the purchase price will be deemed to be the fair market value of the Offered Shares as determined in good faith by the Board in its discretion. The Company may exercise its Right of First Refusal by mailing (by registered or certified mail) written notice of exercise of its Right of First Refusal to the Offeror prior to the end of said thirty (30) days (including any extension required to avoid classification of the option as a liability for financial accounting purposes).
(iii)    The price at which the Company may purchase the Offered Shares pursuant to the exercise of its Right of First Refusal will be the cash price offered for the Offered Shares by the proposed transferee (as set forth in the notice required under Section 9(a)(i)), or the fair market value as determined by the Board in the event no purchase price is involved. To the extent consideration other than cash is offered by the proposed transferee, the Company will not be required to pay any additional amounts to the Offeror other than the cash price offered (or the fair market value, if applicable). The Company’s notice of exercise of its Right of First Refusal will be accompanied by full payment for the Offered Shares and, upon such payment by the Company, the Company will acquire full right, title and interest to all of the Offered Shares.
(iv)    If, and only if, the option given pursuant to Section 9(a)(ii) is not exercised, the Transfer proposed in the notice given pursuant to Section 9(a)(i) may take place; provided, however, that such Transfer must, in all respects, be exactly as proposed in said notice except that such Transfer may not take place either before the tenth (10th) calendar day after the expiration of the thirty (30) day option exercise period or after the ninetieth (90th) calendar day after the expiration of the thirty
I-4.

International Option
(30) day option exercise period, and if such Transfer has not taken place prior to said ninetieth (90th) day, such Transfer may not take place without once again complying with this Section 9(a). The option exercise periods in this Section 9(a)(iv) will be adjusted to include any extension required to avoid the classification of your option as a liability for financial accounting purposes.
b.    As used in this Section 9, the term “Transfer” means any sale, encumbrance, pledge, gift or other form of disposition or transfer of shares of Common Stock or any legal or equitable interest therein; provided, however, that the term Transfer does not include a transfer of such shares or interests by will or intestacy to your Immediate Family (as defined below). In such case, the transferee or other recipient will receive and hold the shares of Common Stock so transferred subject to the provisions of this Section, and there will be no further transfer of such shares except in accordance with the terms of this Section 9. As used herein, the term "Immediate Family" will mean your spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of you or your spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of you or your spouse.
c.    None of the shares of Common Stock purchased on exercise of your Option will be transferred on the Company’s books nor will the Company recognize any such Transfer of any such shares or any interest therein unless and until all applicable provisions of this Section 9 have been complied with in all respects. The certificates of stock evidencing shares of Common Stock purchased on exercise of your Option will bear an appropriate legend referring to the transfer restrictions imposed by this Section 9.
d.    To ensure that the shares subject to the Company’s Right of First Refusal will be available for repurchase by the Company, the Company may require you to deposit the certificates evidencing the shares of Common Stock that you purchase upon exercise of your Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of your Option, the Company reserves the right at any time to require you to so deposit the certificates in escrow. As soon as practicable after the expiration of the Company’s Right of First Refusal, the agent will deliver to you the shares of Common Stock and any other property no longer subject to such restriction. In the event the shares and any other property held in escrow are subject to the Company’s exercise of its Right of First Refusal, the notices required to be given to you will be given to the escrow agent, and any payment required to be given to you will be given to the escrow agent. Within thirty (30) days after payment by the Company for the Offered Shares, the escrow agent will deliver the Offered Shares that the Company has repurchased to the Company and will deliver the payment received from the Company to you.
10.    RIGHT OF REPURCHASE. To the extent provided in the Company’s bylaws in effect at such time the Company elects to exercise its right, the Company will have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your Option.
11.    OPTION NOT A SERVICE CONTRACT. Your Option is not an employment or service contract, and nothing in your Option will be deemed to create in any way an employment or other service relationship with the Company, nor will your participation in the Plan create a right to further employment with the Affiliate for whom you provide services (the “Service Recipient”) or interfere with the ability of the Service Recipient to terminate your employment or service relationship at any time. In addition, nothing in your Option will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.
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International Option
12.    NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making recommendations regarding participation in the Plan or your acquisition or sale of the underlying shares of Common Stock. You understand and agree that you should consult with your own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Option.
13.    RESPONSIBILITY FOR TAXES.
a.    Regardless of any action the Company or the Service Recipient takes with respect to any or all income tax, social insurance, payroll tax, fringe benefit, payment on account or other tax-related withholding items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that, regardless of any action taken by the Company or your Service Recipient, the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Service Recipient. You further acknowledge that the Company and/or the Service Recipient (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of your Option, including, but not limited to, the grant, vesting or exercise of the Option, the issuance of shares of Common Stock pursuant to such exercise, the subsequent sale of shares of Common Stock and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items or achieve a particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. In those jurisdictions where it is legal for you to pay or bear liability for the Service Recipient’s social security or social insurance charges, “Tax-Related Items” shall include such Service Recipient’s charges and you hereby agree to pay them
b.    Prior to the relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to all Tax-Related Items by one or a combination of the following methods:
(i)    withholding from any cash compensation payable by the Company or the Service Recipient to you through payroll or otherwise:
(ii)    withholding from proceeds of the sale of Common Stock acquired at exercise of the Option either through a cashless exercise or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent);
(iii)    withholding shares of Common Stock otherwise issuable to you upon the exercise of your Option.
c.    The Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amount or other applicable withholding rates, including maximum rates applicable in your jurisdiction, in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in shares of Common Stock. If the obligation for Tax-Related Items is satisfied by withholding shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the exercised portion of your Option, notwithstanding that a number of the shares of Common Stock is held back solely for the purpose of paying the Tax-Related Items.
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International Option
d.    (d)    You agree to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock or the proceeds from the sale of shares of Common Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.
14.    DATA PROTECTION.
a.    Except if you reside in the European Union or European Economic Area, in which case you are subject to the special terms and conditions set forth in the Appendix, you hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other Option grant materials by and among, as applicable, you, the Company, the Service Recipient or any other Affiliate for the exclusive purpose of implementing, administering and managing your participation in the Plan.
b.    You understand that the Company and the Service Recipient may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in your favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
c.    You understand that Data may be transferred to a designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which may be assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the Company, its designated Plan broker, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand if you resides outside the United States, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your Continuous Service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing your consent is that the Company would not be able to grant Options or other awards to you or administer or maintain such awards. Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
d.    Finally, upon request of the Company or the Service Recipient, you agree to provide an executed data privacy consent form (or any other agreements or consents) that the
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International Option
Company or the Service Recipient may deem necessary to obtain from you for the purpose of administering your participation in the Plan in compliance with the data privacy laws in your country, either now or in the future. You understand and agree that you will not be able to participate in the Plan if you fail to provide any such consent or agreement requested by the Company and/or the Service Recipient.
15.    ADDITIONAL ACKNOWLEDGEMENTS. You hereby consent and acknowledge that:
a.    Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this Option as a condition to participating in the Plan and receipt of this Option. The Plan is established voluntarily by the Company, it is discretionary in nature and the Company can modify, amend, suspend or terminate it at any time, to the extent permitted by the Plan.
b.    This Option and any other awards under the Plan are exceptional, voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past. All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.
c.    The Option and shares of Common Stock subject to the Option, and the income from and value of same, are not intended to replace any pension rights or compensation;
d.    The Option and any shares of Common Stock subject to the Option, and the income from and value of same, are not to be considered part of normal or expected compensation or salary for any purpose, including, but not limited to, of calculating any severance, resignation, termination, payment in lieu of notice, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments.
e.    The future value of your Option is unknown and cannot be predicted with certainty.
f.    If the underlying shares of Common Stock subject to the Option do not increase in value, the Option will have no value;
g.    If you exercise the Option and acquires shares of Common Stock, the value of such shares may increase or decrease, even below the exercise rice;
h.    No claim or entitlement to compensation or damages shall arise from forfeiture of your Option resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any).
i.    Neither the Company, the Service Recipient nor any other Affiliate shall be liable for any foreign exchange rate fluctuation that may affect the value of the Option or of any amounts due to you pursuant to the exercise of the Option or the subsequent sale of any shares of Common Stock acquired upon exercise.
16.    NOTICES. Any notices provided for in your Option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail or comparable foreign postal service, postage prepaid, addressed to you at the last address you provided to
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International Option
the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
17.    SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid or otherwise unenforceable, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid or otherwise unenforceable shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
18.    IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on your participation in the Plan, on the Option and on any shares of Common Stock purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
19.    APPENDIX. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Appendix to this Agreement for your country. Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
20.    LANGUAGE. You acknowledge that you are proficient in the English language and understand the terms of this Agreement and the Plan. If you have received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
21.    ELECTRONIC DELIVERY AND PARTICIPATION. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
22.    GOVERNING PLAN DOCUMENT. Your Option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your Option and those of the Plan, the provisions of the Plan will control.
23.    GOVERNING LAW AND CHOICE OF VENUE. The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Agreement and the Plan, without regard to that state’s conflict of laws rules. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of San Francisco County, California, or the federal courts for the U.S. for the Northern District of California, and no other courts, where the grant is made and/or to be performed.
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International Option
24.    INSIDER TRADING/MARKET ABUSE LAWS. You acknowledge that, depending on your country or the broker’s country, or the country in which the shares of Common Stock may be listed in the future, you may become subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to accept, acquire, sell or attempt to sell, or otherwise dispose of the shares of common Stock, rights to shares of Common Stock (e.g., the Option) or rights linked to the value of shares of Common Stock, during such times as you is considered to have “inside information” regarding the Company (as defined by the laws or regulations in applicable jurisdictions, including the U.S. and your country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before possessing inside information. Furthermore, you may be prohibited from (i) disclosing insider information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. You acknowledge that it is your responsibility to comply with any applicable restrictions, and you should speak to his or her personal advisor on this matter.
25.    FOREIGN ASSET/ACCOUNT REPORTING. You acknowledge that there may be certain foreign asset and/or account reporting requirements which may affect your ability to acquire or hold shares of Common Stock acquired under the Plan or cash received from participating in the Plan in an escrow, trust, brokerage or bank account outside your country. You may be required to report such accounts, assets or transactions to the tax or other authorities in your country. You also may be required to repatriate sale proceeds or other funds received as a result of participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations, and you should consult your personal legal advisor for any details.
26.    WAIVER. You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other person who holds an outstanding Option.
***
You will be deemed to have signed this Agreement
when you sign the Grant Notice to which this Agreement is attached.
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International Option
APPENDIX
ALLBIRDS, INC.
2015 EQUITY INCENTIVE PLAN
OPTION AGREEMENT (INTERNATIONAL)
SPECIAL TERMS AND CONDITIONS FOR PARTICIPANTS OUTSIDE THE U.S.
Capitalized terms not explicitly defined in this Appendix but defined in the Option Agreement (International) or the Plan will have the same meaning as in the Option Agreement (International) or the Plan.
Terms and Conditions
This Appendix includes special terms and conditions that govern this Option if you reside and/or work in one of the countries listed below. If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer to another country after the Date of Grant, the Committee shall, in its discretion, determine to what extent the special terms and conditions contained herein shall apply to you.
Notifications
This Appendix also includes information regarding securities, exchange control, tax and certain other issues of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of June 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you do not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time you exercise this Option or at the time you sell any shares of Common Stock acquired under the Plan.
In addition, the information is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Therefore, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your individual situation.
Finally, if you are a citizen or resident (or are considered as such for local law purposes) of a country other than the one in which you are currently residing and//or working, or if you transfer to another country after the Date of Grant, or if you are considered resident of another country for local law purposes, then the provisions contained herein may not be applicable to you in the same manner.
CHINA
The following provisions apply only to you if you are subject to exchange control restrictions imposed by the State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion:
Terms and Conditions
Exercisability of Option. In addition to the vesting conditions set forth in the Grant Notice and the Option Agreement (International), this Option shall not vest nor be exercisable until the earlier of the date (a) the shares of Common Stock are publicly traded, quoted or listed on a recognized exchange or normal
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International Option
securities market, are no longer subject to a market stand-off and all necessary exchange control and other approvals from SAFE or its local counterpart have been received by the Company or one of its Chinese Affiliates under applicable exchange control rules with respect to the Plan and the awards thereunder, or (b) a Change in Control contemplated in Section 13 (i), (ii), (iv) of the Plan has occurred and such transaction results in your ability to exercise this Option, or such other right assumed, substituted and/or substituted therefor, in a manner that complies with or is otherwise exempt from all necessary exchange control and other approvals of SAFE or any other government authority (the earlier of the date on which either condition is met, the “Liquidity Date”). You must continue to provide service through each date on the vesting schedule and through the Liquidity Date to be able to exercise the vested portion of this Option. Should the Liquidity Date occur after any of the vesting dates in the vesting schedule, you will (i) receive a credit for any vesting that would have occurred under the vesting schedule once the Liquidity Date occurs and (ii) continue to vest in accordance with the vesting schedule following the Liquidity Date, provided that your Continuous Service is not terminated as of the Liquidity Date and you are otherwise entitled to exercise this Option pursuant to the terms of any applicable SAFE approval or regulations.
If the Company is unable to or decides, in its discretion, not to complete the SAFE registration or maintain the registration, no shares of Common Stock subject to this Option shall be issued.
Nothing herein shall be construed as obligating the Company to (a) complete the SAFE registration, (b) in the absence of a SAFE registration, allow you to exercise this Option, (c) pay a cash settlement in accordance with the foregoing paragraph, or (d) otherwise compensate you for this Option or the underlying shares of Common Stock.
Furthermore, notwithstanding any provision in the Grant Notice and the Option Agreement (International), if your Continuous Service is terminated before the Liquidity Date, this Option shall be forfeited, unless the Company determines in its sole discretion that any portion of this Option that may otherwise have vested and become exercisable in accordance with the terms of the Option Agreement (International) may be exercised in compliance with applicable SAFE regulations and restrictions.
Finally, notwithstanding any provision in the Grant Notice and the Option Agreement (International), if your Continuous Service is terminated after the Liquidity Date, this Option, to the extent that it is exercisable with respect to vested shares of Common Stock as of the date that your Continuous Service is terminated, may be exercised only in accordance with SAFE requirements, as determined by the Company in its sole discretion.
Stock Must Remain With Company’s Designated Broker. You agree to hold any shares of Common Stock received upon exercise of this Option with the Company’s designated broker until the shares of Common Stock are sold. The limitation shall apply to all shares of Common Stock issued to you under the Plan, whether or not your Continuous Service is terminated.
Manner of Exercise. Notwithstanding any provision in the Grant Notice and the Option Agreement (International), you may pay the exercise price only by using the payment method described in Section 3 of the Option Agreement (International). The Company reserves the right to provide you with additional methods of payment depending on the development of local law.
Forced Sale of Shares. The Company has the discretion to arrange for the sale of the shares of Common Stock issued upon exercise of this Option, either immediately upon exercise or at any time thereafter. In any event, if your Continuous Service is terminated, you will be required to sell any shares of Common Stock acquired upon exercise of this Option within such time period as required by the Company in accordance with SAFE requirements. Any shares of Common Stock remaining in the brokerage account
I-12.

International Option
at the end of this period shall be sold by the broker (on your behalf and you hereby authorize such sale). You agree to sign any additional agreements, forms and/or consents that reasonably may be requested by the Company (or the Company’s designated broker) to effectuate the sale of shares of Common Stock (including, without limitation, as to the transfer of the sale proceeds and other exchange control matters noted below) and shall otherwise cooperate with the Company with respect to such matters. You acknowledge that neither the Company nor the designated broker is under any obligation to arrange for the sale of shares of Common Stock at any particular price (it being understood that the sale will occur in the market) and that broker’s fees and similar expenses may be incurred in any such sale. In any event, when the shares of Common Stock are sold, the sale proceeds, less any tax withholding, any broker’s fees or commissions, and any similar expenses of the sale will be remitted to you in accordance with applicable exchange control laws and regulations.
Exchange Control Restrictions. You understand and agree that you will be required to immediately repatriate to China the proceeds from the sale of any shares of Common Stock acquired under the Plan and any cash dividends paid on such shares of Common Stock. You further understand that such repatriation of proceeds may need to be effected through a special bank account established by the Company (or an Affiliate), and you hereby consent and agree that any sale proceeds and cash dividends may be transferred to such special account by the Company (or an Affiliate) on your behalf prior to being delivered to you and that no interest shall be paid with respect to funds held in such account.
The proceeds may be paid to you in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid to you in U.S. dollars, you understand that a U.S. dollar bank account in China must be established and maintained so that the proceeds may be deposited into such account. If the proceeds are paid to you in local currency, you acknowledge that the Company (or its Affiliates) are under no obligation to secure any particular exchange conversion rate and that the Company (or its Affiliates) may face delays in converting the proceeds to local currency due to exchange control restrictions. You agree to bear any currency fluctuation risk between the time the shares of Common Stock are sold and the net proceeds are converted into local currency and distributed to you. You further agree to comply with any other requirements that may be imposed by the Company (or its Affiliate) in the future in order to facilitate compliance with exchange control requirements in China.
Administration. The Company (or its Affiliates) shall not be liable for any costs, fees, lost interest or dividends or other losses that you may incur or suffer resulting from the enforcement of the terms of this
Appendix or otherwise from the Company’s operation and enforcement of the Plan, the Grant Notice and this Option in accordance with any applicable laws, rules, regulations and requirements.
Notifications
Exchange Control Information. Chinese residents may be required to report to SAFE all details of their foreign financial assets and liabilities (including shares of Common Stock acquired under the Plan), as well as details of any economic transactions conducted with non-Chinese residents. Such disclosures, if applicable, shall be your sole responsibility.
I-13.

International Option
EUROPEAN UNION/EUROPEAN ECONOMIC AREA
Terms and Conditions
Data Protection. The following provision replaces Section 14 of the Option Agreement (International):
(a)    Data Collection and Usage. The Company and the Service Recipient may collect, process and use certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all stock options or any other entitlement to Shares or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Optionee’s consent.
(b)    Stock Plan Administration Service Providers. The Company may transfer Data to such service provider(s) as may be engaged by the Company to assist with the implementation, administration and management of the Plan. Such service provider(s) will be based in the United States, and the Company may select different or additional service providers and share Data with such other provider(s) serving in a similar manner. The Optionee may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.
(c)    International Data Transfers. The Company and its service providers are based in the United States. The Optionee’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Company’s legal basis, where required, for the transfer of Data is the Optionee’s consent.
(d)    Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws.
(e)    Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary, and the Optionee is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seek to revoke consent, the Optionee’s salary from or employment and career with the Service Recipient will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Option or other equity awards to the Optionee or administer or maintain such awards.
(f)    Data Subject Rights. The Optionee may have a number of rights under data privacy laws in the Optionee’s jurisdiction. Depending on where the Optionee is based, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in the Optionee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Optionee can contact the local human resources representative.
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International Option
By accepting this Option and indicating consent via the Company’s acceptance procedure, the Optionee is declaring agreement with the data processing practices described herein and consent to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.
Finally, the Optionee understands that the Company may rely on a different basis for the processing or transfer of Data in the future and/or request that the Optionee provide another data privacy consent. If applicable, the Optionee agrees that upon request of the Company or the Service Recipient, the Optionee will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Service Recipient may deem necessary to obtain from the Optionee for the purpose of administering the Optionee’s participation in the Plan in compliance with the data privacy laws in the Optionee’s country, either now or in the future. The Optionee understands and agrees that he or she will not be able to participate in the Plan if he or she fails to provide any such consent or agreement requested by the Company and/or the Service Recipient.
HONG KONG
Terms and Conditions
Restriction on Sale of Shares. In the event that shares of Common Stock are issued to you or your heirs within six (6) months of the Date of Grant, such shares may not be sold prior to the six (6)-month anniversary of the Date of Grant.
Notifications
Securities Law Information. WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the grant. If you have any questions regarding the contents of the Agreement or the Plan, you should obtain independent professional advice. Neither the grant of the Option nor the issuance of shares of Common Stock upon exercise of the Option constitutes a public offering of securities under Hong Kong law and is available only to eligible employees and other service providers of the Company and its Affiliates. The Agreement, the Plan and other incidental communication materials distributed in connection with the Option (i) have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong and (ii), are intended only for the personal use of each eligible employee or other service provider of the Company and its Affiliates and may not be distributed to any other person.
KOREA
Notifications
Foreign Asset / Account Reporting Information. Korean residents must declare any foreign financial accounts (e.g., non-Korean bank, escrow, trust and brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 1 billion (or an equivalent amount in foreign currency). Shares of Common Stock held in a U.S. bank, escrow, trust or brokerage account may need to be included in the report. You should consult with your personal tax advisor to determine any personal reporting obligations.
I-15.

International Option
TAIWAN
Notifications
Securities Law Information. The offer of participation in the Plan is available only for employees and certain service providers of the Company and its Affiliates. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.
Exchange Control Information. Taiwanese residents may acquire and remit foreign currency to acquire and sell shares of Common Stock out of or into Taiwan through an authorized foreign exchange bank up to USD 5 million per year. However, if the transaction amount is TWD 500,000 or more in a single transaction, Taiwanese residents must submit a Foreign Exchange Transaction Form, and other supporting documentation (such as an award agreement) to the satisfaction of the remitting bank.
UNITED KINGDOM
Terms and Conditions
Section 431 Election. As a condition of participation in the Plan and the exercise of this Option, you agree that, jointly with the Service Recipient, you shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that you will not revoke such election at any time. This election will be to treat the shares of Common Stock acquired pursuant to the exercise of this Option as if such shares of Common Stock were not Restricted Securities (for U.K. tax purposes only). You must enter into the form of 431 election attached to this Appendix concurrent with the execution of the Option Agreement.
Responsibility for Taxes. The following provision supplements Section 13 of the Option Agreement (International):
Without limitation to Section 13 of the Option Agreement (International), you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items as and when requested by the Company or the Service Recipient or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also agree to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.
Notwithstanding the foregoing, if you are a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company or the Service Recipient for the amount of Tax-Related Items not collected from or paid by you because the indemnification could be considered to be a loan. In this case, any income tax not collected within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the Tax-Related Items occurs may constitute a benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You understand that you will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company and/or the Service Recipient (as appropriate) for the value of employee NICs due on this additional benefit which the Company and/or the Service Recipient may recover from you by any of the means referred to in Section 13 of the Option Agreement (International).
Joint Election. As a condition of your participation in the Plan and the exercise of this Option, you agree to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the
I-16.

International Option
Service Recipient in connection with this Option and any event giving rise to Tax-Related Items (the “Service Recipient’s NICs”). Without limitation to the foregoing, you agree to enter into a joint election with the Company and/or the Service Recipient (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Service Recipient’s NICs to you. You further agree to execute such other joint elections as may be required between you and any successor to the Company and/or the Service Recipient. You further agree that the Company and/or the Service Recipient may collect the Service Recipient’s NICs from you by any of the means set forth in Section 13 of the Option Agreement (International).
If you do not enter into a Joint Election, if approval of the Joint Election has been withdrawn by HMRC, if the Joint Election is revoked by the Company or the Service Recipient (as applicable), or if the Joint Election is jointly revoked by you and the Company or the Service Recipient, as applicable, the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any shares of Common Stock or proceeds from the sale of shares of Common Stock to you upon exercise of this Option.
IMPORTANT NOTE: By accepting the Option (whether by signing the Grant Notice or via the Company's designated electronic acceptance procedures), you are agreeing to be bound by the terms of the Joint Election and the Section 431 Election. You should read the terms of the Joint Election and the Section 431 Election carefully before accepting the Agreement, the Joint Election, and the Section 431 Election. If requested by the Company, you agree to execute the Joint Election and the Section 431 Election in hard copy even if you have accepted the Agreement through the Company's electronic acceptance procedure. By entering into the Joint Election:
•You agree that any employer’s NICs liability that may arise in connection with participation in the Plan will be transferred to you;
•You authorize your employer to recover an amount sufficient to cover this liability by such methods including but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to the Option.
By entering into this Section 431 Election, you agree that you will be subject to income tax and, where applicable, National Insurance contributions on the full spread at exercise of this Option based on the full unrestricted market value of the shares of Common Stock that you acquire pursuant to the exercise of this Option.
I-17.

International Option
Attachment 1 to Appendix for the United Kingdom
Section 431 Joint Election Form
Joint Election under s431 ITEPA 2003
for full disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003
One Part Election
1.    Between

the Employee	[insert name of employee]

whose National Insurance Number is	[insert employee Nat. Ins. Number]

and

the Company (who is the Employee’s employer)	Allbirds UK Limited

of Company Registration Number	11350304
2.    Purpose of Election
This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
The effect of an election under section 431(1) is that, for the purposes of income tax and National Insurance contributions (“NICs”), the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable as a result of this election (with PAYE withholding and NICs being applicable where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that income tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the income tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.    Application
This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[insert number]

Description of securities	Common Stock

Name of issuer of securities	Allbirds, Inc.
I-18.

International Option
To be acquired by the Employee on or after the date of this Election under the terms of the Allbirds, Inc. 2015 Equity Incentive Plan.
4.    Extent of Application
This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.
5.    Declaration
This election will become irrevocable upon the later of its signing or acceptance and the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.
The Employee acknowledges that, by clicking on the “ACCEPT” box, the Employee agrees to be bound by the terms of this election.
OR:
The Employee acknowledges that, by signing this election, the Employee agrees to be bound by the terms of this election.

.................................................................	..../......./.......

Signature (Employee)	Date
The Company acknowledges that, by signing this election or arranging for the scanned signature of an authorised representative to appear on this election, the Company agrees to be bound by the terms of this election.

.................................................................	..../......./.......

Signature (for and on behalf of the Company)	Date

.................................................................

Position in company
Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.
I-19.

International Option
Attachment 2 to Appendix for the United Kingdom
ALLBIRDS, INC.
2015 EQUITY INCENTIVE PLAN
(UK EMPLOYEES)
ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY CLASS 1 NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE
1.    PARTIES
This Election is between:
(A)    The individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive options (“Options”) pursuant to the terms and conditions of the Allbirds, Inc. 2015 Equity Incentive Plan, (the “Plan”), and
(B)    Allbirds, Inc., 730 Montgomery St., San Francisco, CA 94111, USA (the “Company”), which may grant Options under the Plan and is entering into this Form of Election on behalf of the Employer.
2.    PURPOSE OF ELECTION
2.1    This Election relates to all Options granted to Employee under the Plan up to the termination date of the Plan.
2.2    In this Election the following words and phrases have the following meanings:
“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.
“Relevant Employment Income" from Options on which Employer's National Insurance Contributions becomes due is defined as:
(i)    an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);
(ii)    an amount that counts as employment income of the earner under section 438 ITEPA (convertible securities: charge on certain post-acquisition events); or
(iii)    any gain that is treated as remuneration derived from the earner's employment by virtue of section 4(4)(a) SSCBA, including without limitation:
(A)    the acquisition of securities pursuant to the Options (within the meaning of section 477(3)(a) of ITEPA);
(B)    the assignment (if applicable) or release of the Options in return for consideration (within the meaning of section 477(3)(b) of ITEPA);
(C)    the receipt of a benefit in connection with the Options, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).
I-20.

International Option
“SSCBA” means the Social Security Contributions and Benefits Act 1992.
“Taxable Event” means any event giving rise to Relevant Employment Income.
2.3    This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Options pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.
2.4    This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.
2.5    This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).
2.6    Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Stock Option Agreement. This Election will have effect in respect of the Options and any awards which replace or replaced the Options following their grant in circumstances where section 483 of ITEPA applies.
3.    ELECTION
The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by electronically accepting the Option or by separately signing this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.
4.    PAYMENT OF THE EMPLOYER’S LIABILITY
4.1    The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:
(i)    by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or
(ii)    directly from the Employee by payment in cash or cleared funds; and/or
(iii)    by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Options, the proceeds from which must be delivered to the Employer in sufficient time for payment to be made to Her Majesty’s Revenue & Customs (“HMRC”) by the due date; and/or
(iv)    where the proceeds of the gain are to be paid through a third party, the Employee will authorize that party to withhold an amount from the payment or to sell some of the securities which the Employee is entitled to receive in respect of the Options, such amount to be paid in sufficient time to enable the Company and/or the Employer to make payment to HMRC by the due date; and/or
(v)    by any other means specified in the Stock Option Agreement.
I-21.

International Option
4.2    The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Options to the Employee until full payment of the Employer’s Liability is received.
4.3    The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HMRC on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).
5.    DURATION OF ELECTION
5.1    The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.
5.2    Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Options in circumstances where section 483 of ITEPA applies.
5.3    This Election will continue in effect until the earliest of the following:
(i)    the Employee and the Company agree in writing that it should cease to have effect;
(ii)    on the date the Company serves written notice on the Employee terminating its effect;
(iii)    on the date HMRC withdraws approval of this Election; or
(iv)    after due payment of the Employer’s Liability in respect of the entirety of the Options to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.
5.4    This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.
[Electronic Acceptance/Signature page follows]
I-22.

International Option
Acceptance by the Employee
The Employee acknowledges that by accepting the Option, (whether by clicking on the "Accept option grant" box where indicated in the Company’s electronic acceptance procedure or by signing the Stock Option Grant Notice in hard copy) or by separately signing this Election, the Employee agrees to be bound by the terms of this Election.

Signed

The Employee
Acceptance by the Company
The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

[insert name]

[insert title]
I-23.

International Option
SCHEDULE OF EMPLOYER COMPANIES
The following are the employing companies to which this Joint Election may apply:

Allbirds UK Limited
Name:
6TH Floor
Registered Office:	One London Wall London, EC2Y 5EB United Kingdom

11350304
Company Registration Number:
56825 13923
Corporation Tax Reference:
475GB81719
PAYE Reference:
I-24.

International Option
ATTACHMENT II
2015 EQUITY INCENTIVE PLAN
[See attached.]

International Option
ATTACHMENT III
NOTICE OF OPTION EXERCISE (INTERNATIONAL)

International Option
ALLBIRDS, INC.
NOTICE OF OPTION EXERCISE (INTERNATIONAL)

Allbirds, Inc.

Date of Exercise:
This constitutes notice to Allbirds, Inc. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Nonstatutory

Stock option dated:	_______________

Number of Shares as to which option is exercised:	_______________

Certificates to be issued in name of:	_______________

Total exercise price:	$______________

Cash payment delivered herewith:	$______________
By this exercise, I agree (i) to provide such additional documents as the Company may require pursuant to the terms of the 2015 Equity Incentive Plan, and (ii) if so required by the Company, to provide for the payment by me to the Company (in the manner designated by the Company) of the withholding obligation, if any, relating to the exercise of this Option.
I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Shares or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.
III-1.

International Option
Very truly yours,

(Signature)

Name (Please Print)

Address of Record:

III-2.

Restricted Stock Award
ALLBIRDS, INC.
RESTRICTED STOCK AWARD GRANT NOTICE
(2015 EQUITY INCENTIVE PLAN)
Allbirds, Inc. (the “Company”), pursuant to its 2015 Equity Incentive Plan, as amended and/or restated as of the Date of Grant set forth below (the “Plan”), hereby awards to Participant, in consideration of Participant’s services to the Company, the number of shares of the Company’s Common Stock set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein, in the Restricted Stock Award Agreement, the Plan, the Assignment Separate from Certificate and the Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Restricted Stock Award Agreement will have the same definitions as in the Plan or the Restricted Stock Award Agreement, as applicable. If there is any conflict between the terms herein and the Plan, the terms of the Plan will control.

Participant:
Date of Grant:
Number of Shares Subject to Award:
Consideration:	Participant’s services
Vesting Schedule:     Fully vested upon date of grant.
Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Award Grant Notice, the Restricted Stock Award Agreement and the Plan. By accepting this Award, Participant consents to receive such documents by electronic delivery and to participate through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Award Grant Notice, the Restricted Stock Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) restricted stock awards or other compensatory stock awards previously granted and delivered to Participant, and (ii) the following agreements only.

OTHER AGREEMENTS:

ALLBIRDS, INC.	PARTICIPANT:
(Print name)

By:
Name:	(Signature)
Title:

Date:	Date:
1.

Restricted Stock Award
ATTACHMENTS:

Attachment I:	Restricted Stock Award Agreement
Attachment II:	2015 Equity Incentive Plan
2.

Restricted Stock Award
ATTACHMENT I
ALLBIRDS, INC.
RESTRICTED STOCK AWARD AGREEMENT
(2015 EQUITY INCENTIVE PLAN)
Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) and this Restricted Stock Award Agreement (the “Agreement” and together with the Grant Notice, the “Award”) and its 2015 Equity Incentive Plan, as amended and/or restated as of the Date of Grant set forth in the Grant Notice (the “Plan”), Allbirds, Inc. (the “Company”) has awarded you, in exchange for your services to the Company, the number of shares of the Company’s Common Stock subject to the Award as indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Plan will have the same definitions as in the Plan. If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control.
The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows:
1.    NUMBER OF SHARES. The number of shares subject to your Award may be adjusted from time to time for Capitalization Adjustments.
2.    SECURITIES LAW COMPLIANCE. In no event may you be issued any shares of Common Stock under your Award unless the shares are either then registered under the Securities Act or, if not registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award and the issuance of shares of Common Stock under your Award also must comply with all other applicable laws and regulations, and you will not receive any shares of Common Stock under your Award if the Company determines that such receipt would not be in material compliance with such laws and regulations.
3.    TRANSFER RESTRICTIONS. In addition to any other limitation on transfer created by applicable securities laws, you will not sell, assign, hypothecate, donate, encumber or otherwise dispose of all or any part of the Shares or any interest in the Shares except in compliance with this Agreement (including without limitation Section 4), the Company’s bylaws and applicable securities laws.
4.    RIGHT OF FIRST REFUSAL. Shares of Common Stock that you acquire under your Award are subject to any right of first refusal that may be described in the Company’s bylaws in effect at such time the Company elects to exercise its right. The Company’s right of first refusal shall expire on the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national securities exchange or quotation system.
5.    REPURCHASE RIGHT. The shares issued to you pursuant to your Stock Award will be subject to any repurchase right applicable to shares of the Company’s capital stock owned by you or issued to you provided in the Company’s bylaws in effect at such time as the Company elects to exercise its right.
6.    RIGHT AS STOCKHOLDER. Subject to the provisions of this Award, you will exercise all rights and privileges of a stockholder of the Company with respect to the shares of Common Stock deposited in escrow. You will be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares.
I-1.

Restricted Stock Award
7.    RESTRICTIVE LEGENDS. All certificates representing the Common Stock issued under your Award will be endorsed with appropriate legends determined by the Company in substantially the following forms (in addition to any other legend that may be required by other agreements between you and the Company):
a.    “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REACQUISITION RIGHT AND OTHER RESTRICTIONS AND CONDITIONS SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE COMPANY’S PRINCIPAL CORPORATE OFFICES. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH RIGHT IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.”
b.    “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”
c.    “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF REFUSAL GRANTED TO THE COMPANY AND/OR ITS ASSIGNEE(S) AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF THE BYLAWS OF THE COMPANY AND/OR A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE COMPANY’S PRINCIPAL CORPORATE OFFICES.”
d.    “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A TRANSFER RESTRICTION, AS PROVIDED IN THE BYLAWS OF THE COMPANY.”
e.    Any legend required by appropriate blue sky officials.
8.    AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.
9.    WITHHOLDING OBLIGATIONS.
a.    At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award (the “Withholding Taxes”). The Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any amounts otherwise payable to you by the Company; (ii) causing you to tender a cash payment; or (iii) withholding shares of Common Stock from the shares of
I-2.

Restricted Stock Award
Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock withheld may not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.
b.    Unless the tax withholding obligations of the Company and any Affiliate are satisfied, the Company will have no obligation to issue a certificate for such shares or release such shares from any escrow provided for in this Agreement.
10.    INVESTMENTS REPRESENTATIONS. In connection with your acquisition of the Common Stock under your Award, you represent to the Company the following:
a.    You are aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock. You are acquiring the Common Stock for investment for your own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
b.    You understand that the Common Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of your investment intent as expressed in this Agreement.
c.    You further acknowledge and understand that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available. You understand that the certificate evidencing the Common Stock will be imprinted with a legend that prohibits the transfer of the Common Stock unless the Common Stock is registered or such registration is not required in the opinion of counsel for the Company.
d.    You are familiar with the provisions of Rules 144 and 701 under the Securities Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the securities exempt under Rule 701 may be sold by you ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the lock-up described in Section 11.
e.    In the event that the sale of the Common Stock does not qualify under Rule 701 at the time of issuance, then the Common Stock may be resold by you in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company; and (ii) the resale occurring following the required holding period under Rule 144 after you have purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.
f.    You further understand that at the time you wish to sell the Common Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public current information requirements of Rule 144 or 701, and that, in such event, you would be precluded from selling the Common Stock under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.
I-3.

Restricted Stock Award
11.    LOCK-UP PERIOD. By acquiring shares of Common Stock under your Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company request or as necessary to permit compliance with FINRA Rule 2241 and any similar or successor regulatory rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section 11 will prevent the exercise of a reacquisition right or repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. You also agree that any transferee of any shares of Common Stock (or other securities of the Company held by you) will be bound by this Section 11. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 11 and will have the right, power and authority to enforce the provisions of this Section 11 as though they were a party to this Agreement.
12.    TAX CONSEQUENCES. You agree to review with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. You will rely solely on such advisors and not on any statements or representations of the Company or any of its agents. You understand that you (and not the Company) will be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. You understand that Section 83 of the Code taxes as ordinary income to you the fair market value of the shares of Common Stock issued to you pursuant to the Award as of the date of grant of the vested Award. You acknowledge that the foregoing is only a summary of the effect of U.S. federal income taxation with respect to issuance of the Common Stock pursuant to your Award, and does not purport to be complete. You further acknowledge that the Company has directed you to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which you may reside, and the tax consequences of your death. YOU ARE REQUIRED TO FILE THE 83(B) ELECTION IN A TIMELY MANNER UNDER ANY CIRCUMSTANCES.
13.    NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five days after deposit in the U.S. mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
14.    GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control.
I-4.

Restricted Stock Award
15.    EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of this Award will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
16.    SEVERABILITY. If all or any part of this Award or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Award or the Plan not declared to be unlawful or invalid. Any Section of this Award (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
17.    MISCELLANEOUS.
a.    Upon request by the Company, you agree to execute certain customary agreements entered into with the holders of capital stock of the Company, including without limitation a right of first refusal and co-sale agreement, stockholders agreement and a voting agreement. By accepting this Award, you agree to deliver to the Company an executed counterpart signature page to that certain Amended and Restated Voting Agreement, by and between the Company and the persons and entities listed on Exhibit A and Exhibit B thereto, dated on or about July 19, 2016, as may be amended and/or restated from time to time (the “Voting Agreement”), as a “Key Holder” (as defined therein) thereto, if, as a result of this Award, you would hold 1% or more of the then-outstanding shares of the Company’s capital stock (a “1% exercise”). You agree that your exercise of your option, if a 1% exercise, will be conditioned upon the Company’s receipt of your executed counterpart signature page as a “Key Holder” to the Voting Agreement.
b.    The rights and obligations of the Company under your Award are transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.
c.    You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
d.    You acknowledge and agree that, except for such information as required to be delivered to you by the Company pursuant to any other agreement by and between the Company and you, you will have no right to receive any information from the Company by virtue of your acquisition of the Shares, ownership of the Shares, or as a result of you being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, you waive your inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company, the Company’s capital stock or the Shares (the “Inspection Rights”).  You covenant and agree never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.
e.    You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.
I-5.

Restricted Stock Award
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1.    This Restricted Stock Award Agreement will be deemed to be signed by the Company and Participant upon the signing by Participant of the Restricted Stock Award Grant Notice to which it is attached.
I-6.

Restricted Stock Award
ATTACHMENT II
2015 EQUITY INCENTIVE PLAN
[See attached.]